CONSECO FUND GROUP
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Conseco Science & Technology Fund            Conseco 20 Fund
Conseco Equity Fund                          Conseco Large-Cap Fund
Conseco Balanced Fund                        Conseco Convertible Securities Fund
Conseco High Yield Fund                      Conseco Fixed Income Fund

                        SUPPLEMENT DATED OCTOBER 28, 2003
            TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
               DATED MAY 1, 2003, AS SUPPLEMENTED OCTOBER 3, 2003

     At a meeting held on October 22, 2003, the Board of Trustees of Conseco Fund Group (the "Trust") approved an agreement and plan of reorganization relating to the reorganization (a "Reorganization") of each series of the Trust (each a "Conseco Fund") into a comparable newly created series of Managers Trust II (each a "Managers Fund") as follows:

CONSECO FUND                               PROPOSED ACQUIRING MANAGERS FUND
----------------------------------------   -------------------------------------
Conseco Science & Technology Fund. . . .   Managers Science & Technology Fund
Conseco 20 Fund. . . . . . . . . . . . .   Managers 20 Fund
Conseco Equity Fund. . . . . . . . . . .   Managers Mid-Cap Fund
Conseco Large-Cap Fund . . . . . . . . .   Managers Large-Cap Fund
Conseco Balanced Fund. . . . . . . . . .   Managers Balanced Fund
Conseco Convertible Securities Fund. . .   Managers Convertible Securities Fund
Conseco High Yield Fund. . . . . . . . .   Managers High Yield Fund
Conseco Fixed Income Fund. . . . . . . .   Managers Fixed Income Fund

     The Managers Funds LLC ("Managers") will serve as the investment advisor for the Managers Funds with overall supervisory responsibility for each Managers Fund's investment activities. 40/86 Advisors, Inc. ("40/86") (formerly Conseco Capital Management, Inc.), which as investment advisor for the Conseco Funds currently provides day-to-day portfolio management services for Conseco Fixed Income Fund, Conseco High Yield Fund, Conseco Convertible Securities Fund and the fixed income sub-portfolio of Conseco Balanced Fund, will serve as sub-advisor to the corresponding Managers Funds and the fixed income sub-portfolio of Managers Balanced Fund providing substantially the same portfolio management services. Similarly, Oak Associates, ltd ("Oak") and Chicago Equity Partners, LLC ("CEP"), the current sub-advisors providing day-to-day portfolio management services to Conseco Science & Technology Fund, Conseco 20 Fund, Conseco Equity Fund, Conseco Large-Cap Fund and the equity sub-portfolio of Conseco Balanced Fund, as applicable, will provide substantially similar services as sub-advisors to the corresponding Managers Funds and the equity sub-portfolio of Managers Balanced Fund, as applicable.

     Each Reorganization is contingent upon the satisfaction of a number of conditions including Conseco Fund shareholders' approval of the Reorganization for their Fund. Conseco Fund shareholders will receive a prospectus/proxy statement relating to the proposed Reorganizations prior to a special meeting of Conseco Fund shareholders at which approval of the Reorganizations will be considered. Shareholders are urged to read the prospectus/proxy statement carefully when it becomes available. It will contain important information regarding the Reorganizations.

     If approved by Conseco Fund shareholders, the Reorganizations are currently expected to close prior to January 31, 2004.

October  28,  2003